Deferred Revenue	12 Months Ended
Dec. 31, 2019
Deferred Revenue
Deferred Revenue
14.	Deferred Revenue

Deferred revenue relates to unsatisfied performance obligations at the end of each reporting period and consists of cash payment received in advance from game players in mobile games, from customers in advertising services, live broadcasting services and other VAS, and
e-commerce
platforms. Due to the generally short-term duration of the relevant contracts, the majority of the performance obligations are satisfied within one year. The amount of revenue recognized that was included in the receipts in advance balance at the beginning of the year was RMB571.4 million and RMB943.4 million for the year
s
ended December 31, 2018 and 2019.